                                                                    EXHIBIT 99.2

                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                    FOR THE
                               OFFER TO EXCHANGE

                          4.625% SENIOR NOTES DUE 2013
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                                      FOR

       ANY AND ALL OUTSTANDING UNREGISTERED 4.625% SENIOR NOTES DUE 2013

Registered holders of outstanding 4.625% Senior Notes Due 2013 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 4.625% Senior Notes Due 2013 (the "New Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes (and any other documents required by the Letter of Transmittal) to JPMorgan Chase Bank (the "Exchange Agent") prior to the Expiration Date (as defined in the Letter of Transmittal), may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery to the Exchange Agent. See "The Exchange Offer-Procedures for Tendering" in the Prospectus.

                             The Exchange Agent is:

                              JPMORGAN CHASE BANK

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
 For Delivery by Regular Mail:     For Delivery by Registered or       By Facsimile Transmission
                                      Certified Mail; Hand or           (for Eligible Guarantor
      JPMorgan Chase Bank               Overnight Delivery:               Institutions Only):
  Institutional Trust Services
         P.O. Box 2320                  JPMorgan Chase Bank                  (214) 468-6494
        Dallas, TX 75221            Institutional Trust Services         Attention: Frank Ivins
     Attention: Frank Ivins         2001 Bryan Street, 9th Floor
                                          Dallas, TX 75201
                                       Attention: Frank Ivins
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                             For Information Call:

                                 (800) 275-2048

                         For Confirmation by Telephone:

                                 (214) 468-6464
                             ---------------------
     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures and delivered to the Exchange Agent.

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Ladies and Gentlemen:


     The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus
dated [          ], 2004 (the "Prospectus") of The Hartford Financial Services
Group, Inc., receipt of which is hereby acknowledged.



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
--------------------------------------------------------------------------------------------------
                            DESCRIPTION OF OUTSTANDING NOTES TENDERED
--------------------------------------------------------------------------------------------------
                           NAME AND ADDRESS OF     CERTIFICATE NUMBER(S)
                         REGISTERED HOLDER AS IT   OF OLD NOTES TENDERED
  NAME AND ADDRESS OF      APPEARS ON THE OLD       (OR ACCOUNT NUMBER       PRINCIPAL AMOUNT OF
   TENDERING HOLDER       NOTES (PLEASE PRINT)    AT BOOK-ENTRY FACILITY)    OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

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                                   SIGN HERE

Name of Registered or Acting Holder:
                                      ------------------------------------------

Signature(s):
               -----------------------------------------------------------------

Name(s) (please print):
                         -------------------------------------------------------

Address:
          ----------------------------------------------------------------------

Telephone Number:
                   -------------------------------------------------------------

Date:
       -------------------------------------------------------------------------

IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number:
                     -----------------------------------------------------------

Date:
       -------------------------------------------------------------------------

                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


The undersigned, "an eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the face hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), a properly completed and duly executed Letter of Transmittal and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).


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
                                                      ---------------------------------------------
Name of Firm: -------------------------------                     (Authorized Signature)

 Address: ------------------------------------        Title: --------------------------------------

---------------------------------------------         Name: ---------------------------------------
                  (Zip Code)                                      (Please type or print)


Area Code and Telephone No.:
                                                      Date: ---------------------------------------
---------------------------------------------
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